Exhibit 99(a)

KEYCORP STUDENT LOAN TRUST 2002-A
Noteholders’ Statement pursuant to Section 5.07 of Sale and Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)

Distribution Date:May 27, 2005

(i)	Amount of principal being paid or distributed in respect of the Class I-A-1 Notes:				$0.00
		($0.00000000000	per $1,000 original principal amount of Class I-A-1 Notes)

(ii)	Amount of principal being paid or distributed in respect of the Class I-A-2 Notes:				$5,947,948.57
		($32.50245120219	per $1,000 original principal amount of Class II-A-2 Notes)

(iii)	Amount of principal being paid or distributed in respect of the Class I-B Notes:				$0.00
		($0.00000000000	per $1,000 original principal amount of Class I-B Notes)

(iv)	Amount of principal being paid or distributed in respect of the Class II-A-1 Notes:				$0.00
		($0.00000000000	per $1,000 original principal amount of Class II-A-1 Notes)

(v)	Amount of principal being paid or distributed in respect of the Class II-A-2 Notes:				$12,168,990.41
		($21.96568666065	per $1,000 original principal amount of Class II-A-2 Notes)

(vi)	Amount of interest being paid or distributed in respect of the Class I-A-1 Notes:				$0.00
		($0.00000000000	per $1,000 original principal amount of Class I-A-1 Notes)

(vii)	Amount of interest being paid or distributed in respect of the Class I-A-2 Notes:				$1,372,157.19
		($7.49812672131	per $1,000 original principal amount of Class I-A-2 Notes)

(viii)	Amount of interest being paid or distributed in respect of the Class I-B Notes:				$71,959.56
		($8.77555609756	per $1,000 original principal amount of Class I-B Notes)

(ix)	Amount of interest being paid or distributed in respect of the Class II-A-1 Notes:				$0.00
		($0.00000000000	per $1,000 original principal amount of Class II-A-1 Notes)

(x)	Amount of interest being paid or distributed in respect of the Class II-A-2 Notes:				$4,389,676.60
		($7.92360397112	per $1,000 original principal amount of Class II-A-2 Notes)

(xi)	Amount of Noteholders’ Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
	(1)	Distributed to Class I-A-1 Noteholders:		$0.00

		($0.00000000000	per $1,000 original principal amount of Class I-A-1 Notes)

	(2)	Distributed to Class I-A-2 Noteholders:		$0.00

		($0.00000000000	per $1,000 original principal amount of Class I-A-2 Notes)

	(3)	Distributed to Class I-B Noteholders:		$0.00

		($0.00000000000	per $1,000 original principal amount of Class I-B Notes)

	(4)	Distributed to Class II-A-1 Noteholders:		$0.00

		($0.00000000000	per $1,000 original principal amount of Class II-A-1 Notes)

	(5)	Distributed to Class II-A-2 Noteholders:		$0.00

		($0.00000000000	per $1,000 original principal amount of Class II-A-2 Notes)

	(6)	Balance on Class I-A-1 Notes:		$0.00

		($0.00000000000	per $1,000 original principal amount of Class I-A-1 Notes)

	(7)	Balance on Class I-A-2 Notes:		$0.00

		($0.00000000000	per $1,000 original principal amount of Class I-A-2 Notes)

	(8)	Balance on Class I-B Notes:		$0.00

		($0.00000000000	per $1,000 original principal amount of Class I-B Notes)

	(9)	Balance on Class II-A-1 Notes:		$0.00

		($0.00000000000	per $1,000 original principal amount of Class II-A-1 Notes)

	(10)	Balance on Class II-A-2 Notes:		$0.00

		($0.00000000000	per $1,000 original principal amount of Class II-A-2 Notes)

(xii)	(X) Payments made under the Group I Cap Agreement on such date:
		($0.00	with respect to the Class I-A-1 Notes,

		$0.00	with respect to Class I-A-2 Notes, and

		$0.00	with respect to Class I-B Notes), and

	(Y) payments made under the Group II Cap Agreement on such date:
		($0.00	with respect to Class II-A-1 Notes and

		$0.00	with respect to the Class II-A-2 Notes); and

		the total outstanding amount owed to the Cap Provider:
		$0.00	with respect to the Group I Cap Agreement and

		$0.00	with respect to the Group II Cap Agreement.

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(xiii)	(X) Group I Pool Balance at the end of the related Collection Period:			$184,504,334.66	and

	(Y) Group II Pool Balance at the end of the related Collection Period:			$533,659,820.99

(xiv)	After giving effect to distributions on this Distribution Date:
	(a)	(1)	outstanding principal amount of Class I-A-1 Notes:	$0.00

		(2)	Pool Factor for the Class I-A-1 Notes:	—

	(b)	(1)	outstanding principal amount of Class I-A-2 Notes:	$176,304,334.66

		(2)	Pool Factor for the Class I-A-2 Notes:	0.963411700

	(c)	(1)	outstanding principal amount of Class I-B Notes:	$8,200,000.00

		(2)	Pool Factor for the Class I-B Notes:	1.000000000

	(d)	(1)	outstanding principal amount of Class II-A-1 Notes:	$0.00

		(2)	Pool Factor for the Class II-A-1 Notes:	—

	(e)	(1)	outstanding principal amount of Class II-A-2 Notes:	$533,659,820.99

		(2)	Pool Factor for the Class II-A-2 Notes:	0.963284900

(xv)	Note Interest Rate for the Notes:
	(a)	In general:
		(1)	Three-Month LIBOR for the period from the previous Distribution Date to this Distribution Date was 2.89000%
		(2) the Student Loan Rate was for Group I:	5.98892% and Group II: 5.04500%
	(b)	Note Interest Rate for the Class I-A-1 Notes:	2.95000% based on Index-based Rate
	(c)	Note Interest Rate for the Class I-A-2 Notes:	3.08000% based on Index-based Rate
	(d)	Note Interest Rate for the Class I-B Notes:	3.59000% based on Index-based Rate
	(e)	Note Interest Rate for the Class II-A-1 Notes:	3.02000% based on Index-based Rate
	(f)	Note Interest Rate for the Class II-A-2 Notes:	3.29000% based on Index-based Rate

(xvi)	Amount of Master Servicing Fee for related Collection Period:
	$233,414.31	with respect to the Group I Student Loans and

	$672,471.47	with respect to the Group II Student Loans

	$(2.85347567237	per $1,000 original principal amount of Class I-A-1 Notes,

	$1.27548803279	per $1,000 original principal balance of Class I-A-2 Notes

	$28.46515975610	per $1,000 original principal balance of Class I-B Notes,

	$5.01844380597	per $1,000 original principal balance of Class II-A-1 Notes and

	$1.21384741877	per $1,000 original principal balance of Class II-A-2 Notes);

(xvii)	Amount of Administration Fee for related Collection Period:
	$770.73	with respect to the Group I Notes and

	$2,229.27	with respect to the Group II Notes

	$(0.00942212714	per $1,000 original principal amount of Class I-A-1 Notes,

	$0.00421163934	per $1,000 original principal balance of Class I-A-2 Notes

	$0.09399146341	per $1,000 original principal balance of Class I-B Notes,

	$0.01663634328	per $1,000 original principal balance of Class II-A-1 Notes and

	$0.00402395307	per $1,000 original principal balance of Class II-A-2 Notes);

(xviii)	(a) Aggregate amount of Realized Losses (if any) for the related Collection Period:
	$6,085.71	with respect to the Group I Student Loans

	$861,667.77	with respect to the Group II Student Loans

(b) Balance of Financed Student Loans that are delinquent in each delinquency period as of the end of the related Collection Period:

with respect to the Group I Student Loans
	# of Loans	$ Amount

30-60 Days Delinquent	116	$3,241,164
61-90 Days Delinquent	46	$1,027,733
91-120 Days Delinquent	57	$1,199,159
More than 120 Days Delinquent	133	$2,359,058
Claims in Process	9	$95,545

and with respect to the Group II Student Loans.
	# of Loans	$ Amount
30-60 Days Delinquent	834	$8,992,005
61-90 Days Delinquent	395	$4,673,809
91-120 Days Delinquent	241	$2,525,264
More than 120 Days Delinquent	326	$3,955,986

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(xviiii)	Amount of the Insurer Premium paid to the Securities Insurer on such Distribution Date				$160,109.78

(xx)	Amount received from the Securities Insurer with respect to the Group II Notes Guaranty Insurance Policy: $0.00

(xxi)	Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant to the Group II Notes Guaranty Insurance Policy $0.00

(xxii)	(A)	with respect to the Group I Interest Rate Swap:
		the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:			$34,255.62;

		the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:			$0.00;

		the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:	$0.00;

		the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:	$0.00;

and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date: $0.00; and

	(B)	with respect to the Group II Interest Rate Swap :
		the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:			$0.00;

		the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:			$0.00;

		the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:	$24,959.97;

		the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:	$0.00;

and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date: $0.00

(xxiii)	the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date:		$0.00;

	the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:		$0.00;

	Class I-B Cap Payment paid to the Cap Provider on such Distribution Date:		$0.00;

	Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date		$0.00;	and

	Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:		$0.00.

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